                     AS FILED WITH THE SEC ON JUNE 17, 2002
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 17, 2002

                              -------------------

                            LUCENT TECHNOLOGIES INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                              -------------------

          DELAWARE                        1-11639                       22-3408857
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (IRS EMPLOYER IDENTIFICATION NO.)
       OF INCORPORATION)

        600 MOUNTAIN AVENUE, MURRAY HILL, NEW JERSEY                      07974
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                     (ZIP CODE)

                              -------------------

                                 (908) 582-8500
                        (REGISTRANT'S TELEPHONE NUMBER)

________________________________________________________________________________

ITEM 5. OTHER EVENTS.

RESTATEMENT OF CONSOLIDATED FINANCIAL INFORMATION

    Included under Item 7 of this Report on Form 8-K is restated Management's Discussion and Analysis of Results of Operations and Financial Condition and the consolidated financial statements giving retroactive effect to Lucent's new segment structure, at September 30, 2001 and 2000 and for each of the years ended September 30, 2001 and 2000. Comparable segment information for fiscal year 1999 is not available and impracticable to obtain since it would require significant costs to develop and involve significant estimates. The restated consolidated financial statements of Lucent supercede the consolidated financial statements included in Lucent's Annual Report on Form 10-K for the year ended September 30, 2001, filed on December 28, 2001. No attempt has been made to update our disclosures for events subsequent to the initial filing date of December 28, 2001, except as otherwise explicitly noted.

    This Form 8-K should be read in conjunction with Lucent's other public filings with the Securities and Exchange Commission, including Lucent's Form 10-Q/A for the quarterly period ended March 31, 2002, filed on May 15, 2002.

ADJUSTMENT TO CONVERSION PRICES OF PREFERRED STOCK AND PREFERRED SECURITIES

As a result of the distribution on June 1, 2002 by the registrant to its common shareholders of Class A and Class B common stock of Agere Systems Inc., the conversion prices for the registrant's 8% redeemable convertible preferred stock ("preferred stock") and the 7.75% convertible trust preferred securities ("trust preferred securities") issued by the registrant's subsidiary, Lucent Technologies Capital Trust I, have been adjusted. Each share of preferred stock is now convertible into 168.3502 shares of the registrant's common stock, based upon a conversion price of $5.94 per share (the initial conversion rate was 133.6898 based upon a conversion price of $7.48 per share). Each trust preferred security is now convertible into 206.6116 shares of the registrant's common stock, based upon a conversion price of $4.84 per share (the initial conversion rate was 163.9344 based upon a conversion price of $6.10 per share). The conversion prices for the preferred stock and the trust preferred securities remain subject to adjustments for specified events.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

    (a) Not applicable

    (b) Not applicable

    (c) The following exhibits are included with this Report:

           Exhibit 23   -- Consent of PricewaterhouseCoopers LLP
           Exhibit 99.1 -- Restated consolidated financial information as of
                           September 30, 2001 and 2000 and for the years ended
                           September 30, 2001, 2000 and 1999

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                          LUCENT TECHNOLOGIES INC.

                                          By:       /s/ JOHN A. KRITZMACHER
                                               .................................
                                                     JOHN A. KRITZMACHER
                                             SENIOR VICE PRESIDENT AND CORPORATE
                                                          CONTROLLER

June 17, 2002

                                       2

                               INDEX TO EXHIBITS

      Exhibit 23   -- Consent of PricewaterhouseCoopers LLP

      Exhibit 99.1 -- Restated consolidated financial information as of
                      September 30, 2001 and 2000 and for the years ended
                      September 30, 2001, 2000 and 1999

                                       3